Victory Portfolios

Victory Munder Mid-Cap Core Growth Fund

Victory Strategic Allocation Fund

Victory Integrity Discovery Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated December 13, 2023, to each Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated November 1, 2023, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated November 1, 2023, as supplemented. Please review these matters carefully.

On December 5, 2023, the Board of Trustees of Victory Portfolios approved the adoption of a conversion feature for Class R of the Fund (the "Original Share Class"). Under the relevant conversion feature, effective after the close of business on March 29, 2024 (the "Conversion Date"), all of the issued and outstanding shares of the Original Share Class will be converted into shares of Class A of the Fund (the "New Share Class"). The share class conversion will be effectuated on the basis of the relative net asset values of the share class without the imposition of a sales charge. Based on the financial information for the Funds' fiscal year ended June 30, 2023, the New Share Class has lower gross and net total expense ratios than the Original Share Class.

Any additional purchase in the New Share Class is subject to a maximum 5.75% front-end sales charge for each Fund except with respect to the Victory Strategic Allocation Fund, which is subject to a maximum 2.25% front-end sales charge. For more information on the fees and expenses of the New Share Class, please see the "Fund Fees and Expenses" section in the Prospectus for your respective Fund. Additional copies of a Prospectus may be obtained free of charge by calling 800-539-3863.

Effective after market close on March 28, 2024, the Original Share Class will no longer be available for purchase by investors.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Please retain this Supplement for future reference.